UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

February 13, 2018

____________________________

ICPW Liquidation Corporation

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
15260 Ventura Boulevard, 20th Floor Sherman Oaks, CA 91403 (Address of Principal Executive Offices and zip code)

(972) 996-5664

(Registrant’s telephone
number, including area code)

Ironclad Performance Wear Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.03	Bankruptcy or Receivership.
Item 8.01	Other Events.

On February 8, 2018, the Financial Industry Regulatory Authority (“FINRA”) halted trading in shares of the Registrant’s common stock. The Registrant previously requested that FINRA halt trading in shares of its common stock in connection with a Joint Plan of Liquidation (the “Proposed Joint Plan”) filed on January 12, 2018 with the U. S. Bankruptcy Court, Central District of California, San Fernando Valley Division (the “Bankruptcy Court”), by the Registrant, ICPW Liquidation Corporation, a California corporation and the Registrant’s wholly-owned subsidiary (“ICPW California” and together with the Registrant, the “Debtors”), and the Official Committee of Equity Security Holders (the “OCEH” and together with the Debtors, the “Plan Proponents”).

Following the filing of the Proposed Joint Plan, the Plan Proponents engaged in discussions with the Securities and Exchange Commission (the “SEC”) and the United States Trustee (the “UST”) to address issues raised by the SEC and the UST. Thereafter, the Plan Proponents modified the Proposed Joint Plan to address the issues raised by the SEC and the UST, and included those modifications in a revised Joint Plan of Liquidation filed with the Bankruptcy Court on February 9, 2018 (the “Joint Plan”). Thereafter, the Plan Proponents proposed additional modifications to the Joint Plan in additional pleadings filed with the Bankruptcy Court in response to objections to the Joint Plan filed by Jeffrey Cordes and William Aisenberg (collectively, “Cordes/Aisenberg”), and Radians Wareham Holding, Inc. (“Radians”).

The Bankruptcy Court initially held a hearing on February 12, 2018, which was continued to February 13, 2018, to consider the proposed additional modifications to, and confirmation of, the Joint Plan. On February 13, 2018, the Bankruptcy Court issued an Order Confirming Debtors’ and Official Committee of Equity Security Holders’ Joint Plan of Liquidation Dated February 9, 2018 as Modified (the “Plan Confirmation Order”). The Joint Plan and the Plan Confirmation Order are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Among other matters, the Joint Plan, as modified by the Plan Confirmation Order (the “Modified Joint Plan”), provides that on its effective date, set as February 28, 2018 provided there is no stay in effect with respect to the Plan Confirmation Order entered on or before that date and provided that the Plan Confirmation Order is not subject to any pending appeal or rehearing unless the Plan Proponents agree to have the Joint Plan go effective despite the existence of a pending appeal or rehearing (the “Effective Date”), the outstanding shares of the Registrant’s common stock will be cancelled in exchange for non-transferrable beneficial interests in a trust (the “Trust”) to be established as of the Effective Date. The purpose of the Trust is, among other matters, to distribute proceeds to holders of non-transferrable beneficial interests in the Trust (the “Trust Beneficiaries”) and investigate and, if appropriate, pursue all claims and causes of action that belong to the Debtors’ bankruptcy estates that are assigned to the Trust for the benefit of the Trust Beneficiaries.

The Trust Beneficiaries will be holders of record (the “Record Holders”) of shares of the Registrant’s common stock as of February 12, 2018, the date established in the Plan Confirmation Order (the “Record Date”).

Under the Modified Joint Plan, all of the outstanding shares of the Registrant’s common stock existing on the Effective Date will be cancelled, and the Record Holders who owned shares of the Registrant’s common stock on the Record Date will become holders of non-transferable beneficial interests in the Trust in exchange for those shares. The Registrant or the Trustee of the Trust will seek to terminate the Registrant’s reporting obligations in compliance with federal and state securities laws.

In addition, the Modified Joint Plan provides for distributions as follows: the Debtors, through their designated escrow agent, or the Trust, as applicable, will pay administrative claims in full either on the Effective Date or within five days following the date of entry of an order of the Bankruptcy Court allowing such fees and expenses; the Debtors, through their designated escrow agent, will pay allowed priority tax claims on the Effective Date; the Trust will retain funds in reserve, in an amount to be determined at a claims estimation hearing, as the maximum amount payable to Radians as the holder of the sole remaining secured claim; the Trust will retain funds in reserve, in an amount to be determined at a claims estimation hearing, as the maximum amount payable to Cordes/Aisenberg as the holders of priority and general unsecured claims; and the Trust will distribute remaining funds to the Trust Beneficiaries after all allowed post-bankruptcy claims have been paid in full. All of the foregoing is subject to the language in the Plan Confirmation Order that provides that notwithstanding any provision in the Modified Joint Plan to the contrary, unless the Bankruptcy Court orders otherwise by a subsequently entered order, no distribution may be made through the Debtors’ designated escrow agent, from the Trust, or otherwise, under the Modified Joint Plan to any creditors or shareholders unless and until the Bankruptcy Court enters orders on the Radians and Cordes/Aisenberg claims estimation motions and two reserves are funded as required pursuant to such orders.

While the Plan Proponents preliminarily estimated an initial distribution of 11.28 cents per share by the Trustee to Trust Beneficiaries based upon estimated available funds of $9,659,669 and cancellation of 85,646,354 shares of the Registrant’s common stock held by the Record Holders, the Plan Confirmation Order requires claims estimation hearings to determine the amount of reserves to be set aside for the disputed claims asserted by Radians and Cordes/Aisenberg against the Debtors’ bankruptcy estates.

Consequently, until the claims estimation hearings are held and the reserve amounts are determined with respect to the disputed claims asserted by Radians and Cordes/Aisenberg, the Plan Proponents cannot estimate the amount of the initial distribution by the Trustee to Trust Beneficiaries, and no distributions may be made to creditors and shareholders. The actual amount of the initial distribution from the Trust to Trust Beneficiaries will be determined by the Trustee of the Trust once the Trust is established and funds are transferred to the Trust, accounting for applicable reserves. The Registrant can provide no assurance that the initial distribution from the Trust to Trust Beneficiaries will equal or exceed the previously disclosed estimate of 11.28 cents per share, and the initial distribution may be lower than the previously disclosed estimate of 11.28 cents per share as a result of additional reserves that the Bankruptcy Court may require in connection with the disputed Radians and Cordes/Aisenberg claims.

Based on the foregoing, the Registrant currently believes that the initial distribution from the Trust to Trust Beneficiaries will occur no earlier than during the second calendar quarter of 2018, however the Registrant can provide no assurance that any distribution will be made in accordance with the aforementioned timeframe, or that such initial distribution will not be further delayed due to additional Bankruptcy Court proceedings.

Court filings for the Debtors’ voluntary petitions under Chapter 11 of the U. S. Bankruptcy Code (the “Chapter 11 Cases”) are available at https://www.pacer.gov and at http://www.kccllc.net/ICPW.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit

Number Description

99.1	Joint Plan of Liquidation dated February 9, 2018.
99.2	Order Confirming Debtors’ and Official Committee of Equity Security Holders’ Joint Plan of Liquidation Dated February 9, 2018 as Modified.

Forward Looking Statements.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Registrant notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “likely,” “will,” “would,” “could,” and similar expressions or phrases identify forward looking statements. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Registrant, involve numerous risks and uncertainties that may cause the Registrant’s actual performance to be materially different from that stated or implied in the forward-looking statement. Those risks and uncertainties, many of which are beyond the control of the Registrant, include, without limitation, risks attendant to the bankruptcy process, including the effects thereof on the Registrant’s business and on the interests of various constituents and the length of time that the Registrant might be required to operate in bankruptcy; risks associated with third party motions in the Chapter 11 Cases; potential adverse effects on the Registrant’s liquidity or results of operations; increased costs to execute a reorganization pursuant to the Chapter 11 Cases; the timing for effecting a reorganization pursuant to the Chapter 11 Cases and factors affecting distributions under such reorganization; effects on the market price of the Registrant’s common stock and on the Registrant’s ability to access the capital markets; and the resolution of legal proceedings. Readers should consider all of these risk factors as well as other information contained in this Current Report on Form 8-K.

Cautionary Statements

Generally, in bankruptcy cases the debtors are required periodically to file various documents with, and provide certain information to, the Bankruptcy Court, including statements of financial affairs, schedules of assets and liabilities, monthly operating reports, and other financial information. Such materials will be prepared according to the requirements of federal bankruptcy law. While they would be expected to accurately provide then-current information required under federal bankruptcy law, such materials will contain information that may be unconsolidated and will generally be unaudited and prepared in a format different from that used in the Registrant’s consolidated financial statements filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Registrant believes that the substance and format of such materials do not allow meaningful comparison with its publicly-disclosed consolidated financial statements. Moreover, the materials filed with the Bankruptcy Court are not prepared for the purpose of providing a basis for an investment decision relating to the Registrant’s securities or for comparison with other financial information filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: February 15, 2018

By: /s/Matthew Pliskin

Matthew Pliskin

Chief Financial Officer & Secretary